Exhibit 99.1

As  previously   announced,   TDS  and  its  subsidiaries   will  hold  a  joint
teleconference on January 25, 2001 at 10:00 central daylight time. Interested parties may listen to the call live over the Internet at www.teldta.com.
                                                         ---------------
Contact:   Mark A. Steinkrauss, Vice President, Corporate Relations
           (312) 592-5384  mark.steinkrauss@teldta.com

FOR RELEASE:  IMMEDIATE

                TDS REPORTS EXCELLENT FOURTH QUARTER RESULTS AND OTHER
                          RELATED FINANCIAL INFORMATION

January 25, 2001 - Chicago, Illinois - Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $597.4 million for the fourth quarter of 2000, up 11.9% from the comparable period a year ago. Operating cash flow increased 14.2% to $180.6 million from the fourth quarter of 1999. Diluted earnings per share from continuing operations, excluding gains and losses, was $.46 compared to $.16 in the fourth quarter of 1999.

Fourth Quarter Highlights

       - U.S. Cellular's net customer unit activations increased 14.8% to 171,000 and the postpay churn rate decreased to 1.8%.

       - Consolidated revenues grew 11.9% over the fourth quarter of 1999 to $597.4 million. For the quarter, U.S. Cellular's revenues grew 12.1% and TDS Telecom's revenues were up 11.2%.

       - Consolidated operating cash flow grew 14.2% over fourth quarter 1999. U.S. Cellular's quarterly operating cash flow grew 13.2% and TDS Telecom's operating cash flow grew 15.9%.

       - TDS repurchased 101,600 Common shares in the open market during the fourth quarter for $9.1 million. For the entire year, 2,665,700 Common shares were repurchased for $287.7 million.

       - TDS Metrocom grew its fourth quarter revenues 81% over fourth quarter 1999 results and grew its full year revenues by 121%.

       - The Federal Trade Commission granted early termination of the Hart Scott Rodino waiting period for the TDS and Chorus Communications Group merger. The merger is still expected to close in the second quarter of 2001.

       - During the quarter, U.S. Cellular made changes to its revenue recognition policies by implementing SEC Staff Accounting Bulletin
              (SAB) 101 (Revenue Recognition), retroactive to January 1, 2000. These changes result in a reclassification of outbound roaming revenues to service revenues. Before, these amounts were included as an offset to systems operations expense. SAB 101 had no impact on TDS Telecom operating results. (See Tables A-B)

       - TDS has restated financial information for 1993 through 1999 and the first three quarters of 2000 as a result of a reconsideration of the appropriate accounting treatment of the minority share of income or loss for consolidated companies and for the timing of deferred tax recognition for discontinued operations under FAS-109 (Accounting for Income Taxes). The restatement affects only financial accounting results and does not have any effect on cash, tax filings or taxes due or subsidiary financial statements. (See Tables A-G)

LeRoy T. Carlson, Jr., President and Chief Executive Officer said: "Strong subscriber growth at U.S. Cellular combined with above industry-average growth at TDS Telecom and 81% revenue growth at TDS Metrocom, highlighted our fourth quarter and resulted in a strong finish for 2000. We reported record operating cash flow of $819 million, up 13% over the previous year.

"All U.S. Cellular associates have contributed to the company's success in intensifying its customer focused culture over the past year. The company offers highly attractive local rate plans, combined with national service through its partners. Its products and services are available at numerous, convenient distribution points, and are backed by state-of-the-art customer service, which draws customers to its network and ensures their continuing loyalty. The result has been a very low 1.8% churn rate for the most recent quarter.

"At TDS Telecom, our ILEC operation grew operating cash flow 17%. Our CLEC operation, TDS Metrocom, which offers highly competitive rates together with outstanding customer service, added 10,600 lines in the quarter. TDS Metrocom continued to expand into carefully selected markets in southern Wisconsin, northern Illinois and southern Michigan."

Stock Repurchase
TDS Board of Directors authorized a two million Common share repurchase on February 25, 2000. TDS completed the February 25 authorization on August 29 at an average price of $107.53. On August 30, TDS's Board of Directors authorized another two million Common share repurchase, of which 101,600 shares were repurchased at an average price of $89.62 during the fourth quarter. A total of 665,700 shares have been repurchased under the August 30 repurchase at an average price of $109.16.

Restatement of Prior Financial Information
Management is restating TDS's consolidated financial statements for 1993 through 1999 and the three quarters ended September 30, 2000 as a result of the reconsideration of the appropriate accounting treatment of minority share of income or loss of consolidated companies under FAS-109 (Accounting for Income Taxes). At the time FAS-109 was implemented in 1993, TDS concluded that the minority share of income or loss in consolidated subsidiaries should be treated as a temporary difference between tax and financial reporting. Accordingly, the company adjusted income tax expense and deferred tax assets or liabilities using that method from 1993 through the third quarter of 2000.

TDS has determined that minority interests should not be treated as temporary differences under FAS-109 and will restate financial results for the year 1993 through September 30, 2000. This only affects the reported results of TDS. The cumulative effect of the restatement for the periods noted above is to increase income tax expense and reduce net income from continuing operations by $70.6 million. The restatement had no cumulative effect on discontinued operations for the same period. However, the restatement reduces income tax expense and increases the net income from discontinued operations by $51.6 million through the date of Aerial's merger with VoiceStream, and decreases the gain reported in conjunction with that transaction on May 4, 2000 by a corresponding amount. The restatement has no effect on cash, tax filings or taxes due or subsidiary financial statements.

Management is also restating the deferred taxes and net income from discontinued operations for the third quarter of 1999 and the second quarter of 2000 to be consistent with FAS-109 (Accounting for Income Taxes) and EITF Issue No. 93-17 (Recognition of Deferred Tax Assets for a Parent Company's Excess Tax Basis in the Stock of a Subsidiary That Is Accounted for as a Discontinued Operation). The TDS financial reporting basis in the stock of Aerial Communications, Inc. (Aerial) exceeded the tax basis on the date TDS decided to merge Aerial. A tax liability for that excess should be recognized as of the decision date. The restatement creates a deferred tax liability of $30 million as of the September 17, 1999 decision date and increases 1999 income tax expense and decreases net income from discontinued operations by the same amount. The gain on the sale of discontinued operations, recognized May 4, 2000, was increased by a corresponding amount in the restatement. The cumulative effect of the restatement is zero and it has no effect on cash, tax filings or taxes due or subsidiary financial statements.

The effect of this restatement on the company's financial statements for 1993 through 1999 and the first three quarters of 2000 is presented in Tables A-G accompanying this release. As a result of these restatements, consolidated financial statements and the reports of the independent public accountants thereon previously reported should not be relied upon until the company formally restates such information to reflect the data presented in the Tables. The company will file restated financial statements, to reflect the data presented in the tables, in amendments to its 1999 Form 10-K and Forms 10-Q for the year 2000 with the Securities and Exchange Commission on or before February 15, 2001.

U.S. Cellular Corporation  [AMEX:USM],  TDS's 82.4%-owned  subsidiary,  reported
14.8% customer unit growth since December 31, 1999. At December 31, U.S. Cellular's customer units in service totaled 3,061,000. Net customer unit activations from marketing channels totaled 171,000 during the fourth quarter.

U.S. Cellular's service revenues increased 12.1% to $421.3 million compared to $376.3 million for the fourth quarter of 1999. Operating cash flow increased 13.2% to $113 million compared to $99.9 million in the fourth quarter of 1999.

TDS   Telecommunications   Corporation  ("TDS  Telecom"),   TDS's   wholly-owned
subsidiary, reported an 11.2% increase in revenues and a 15.9% increase in operating cash flow versus the same period a year ago.

TDS Telecom's ILEC revenues increased 8.3%. Access lines grew 5.2%. Operating cash flow increased 17.4% to $70.6 million. TDS Telecom's CLEC revenues increased to $23.3 million for the quarter with 112,100 access line equivalents in service.

All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the Company's plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in the overall economy; changes in competition in the markets in which TDS operates; advances in telecommunications technology; changes in the telecommunications regulatory environment; pending and future litigation; acquisitions/divestitures of properties and or licenses; changes in customer growth rates, penetration rates, churn rates, roaming rates and the mix of products and services offered in our markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by TDS with Securities and Exchange Commission ("SEC").

TDS is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing cellular and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. The Company currently employs approximately 8,900 people and serves approximately 3.8 million customers in 35 states.

As previously announced, TDS and its subsidiaries will hold a joint teleconference on January 25, 2001 at 10:00 central daylight time. Interested parties may listen to the call live over the Internet at www.teldta.com or connect by telephone at 800/540-0559 passcode: TDS. The conference call will also be archived on our website at www.teldta.com.

For more information about TDS and its subsidiaries, visit the web sites at:

TDS:  http://www.teldta.com               TDS Telecom: http://www.tdstelecom.com
      ---------------------                            -------------------------
USM:  http://www.uscellular.com
      -------------------------


                                         TELEPHONE AND DATA SYSTEMS, INC.
                                             SUMMARY OPERATING DATA


Quarter Ended                                    12/31/00      9/30/00      6/30/00    3/31/00       12/31/99

U.S. Cellular:
Total pops (1)                                     26,646       26,592       26,407       26,406       26,544
TDS's proportionate share                          21,959       21,988       21,759       21,467       21,415
Consolidated Markets:
    Pops owned (000s)                              24,208       24,191       24,247       24,209       24,209
    Total population (000s)                        25,075       24,900       25,044       25,044       25,044
    Customer units                              3,061,000    2,890,000    2,807,000    2,707,000    2,602,000
    Net customer adds                             171,000      107,000      100,000      105,000      149,000
    Market penetration                             12.21%       11.61%       11.21%       10.81%       10.39%
    Markets in operation                              139          138          139          139          139
    Cell sites in service                           2,501        2,430        2,392        2,331        2,300
    Average monthly revenue per unit
       Local retail                               $ 36.00      $ 37.25      $ 37.38      $ 35.40      $ 36.40
       Inbound roaming                               7.42         9.17         9.10         9.21        10.21
       Long-distance and other                       4.07         4.49         4.16         3.16         3.36
          Total                                   $ 47.49      $ 50.91      $ 50.64      $ 47.77      $ 49.97
    Minutes of use (MOU) (2)                          176          170          156          128          112
    Postpay churn rate per month                     1.8%         1.8%         1.7%         1.8%         2.0%
    Marketing cost per gross customer add           $ 327        $ 321        $ 335        $ 338        $ 353

TDS Telecom:
    ILECs:
    ------
    Sales and service offices                         110          110          110          109          109
    Access lines                                  601,200      598,400      594,500      576,100      571,700
    Growth in ILEC access lines from
       prior quarter-end:
          Acquisitions                                ---          ---       10,200          ---          ---
          Internal growth                           2,800        3,900        8,200        4,400          900
    Average monthly revenue
       per access line                            $ 76.56      $ 74.11      $ 74.88      $ 73.41      $ 74.26
    Access line equivalents (3)                   619,600      614,300      608,400      588,700      583,300
    Internet service accounts                      72,140       69,300       70,300       68,000       63,600
    Long Distance customers (4)                    40,500       18,400          N/A          N/A          N/A
    Caller I.D. penetration (5)                     26.8%        26.1%        25.2%        24.5%        23.6%
    Voicemail penetration (5)                       12.4%        12.2%        11.9%        11.7%        11.5%
    CLECs:
    ------
    Access line equivalents - total CLECs (3)     112,100       98,000       87,700       76,100       65,900
       TDS Metrocom                                63,200       52,600       45,100       37,400       30,700
       USLink                                      48,900       45,400       42,600       38,700       35,200
    Internet service accounts                      12,200       11,600       11,400       10,600        9,400
    Percent of access lines on-switch:
       TDS Metrocom                                100.0%       100.0%       100.0%       100.0%        99.0%
       USLink                                       13.3%         8.9%         8.9%         8.1%         3.9%
    Digital Subscriber Lines (DSL):
       TDS Metrocom                                 2,261        1,637        1,211          796          497


(1) Population equivalents ("Pops"), owned and acquirable, in thousands
(2) Average monthly local minutes of use (without roaming)
(3) Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.  Basic rate ISDN = 2 DSOs; Primary rate ISDN = 23 DSOs; T1 = 24 DSOs; Trunk Lines = 1
(4) TDS Telecom began offering "TDS True Talk" resale long distance to its customers beginning on August 1, 2000, with availability phased in to its service areas throughout August and September.
(5) Caller I.D. and Voice Mail penetration is the total residential and business one-party customers purchasing the service divided by the total of these lines equipped for the service.

                                                                        5

                                             TELEPHONE AND DATA SYSTEMS, INC.
                                                   FINANCIAL HIGHLIGHTS
                                             Three Months Ended December 31,
                               (Unaudited, dollars in thousands, except per share amounts)

                                                                                                       Increase (Decrease)
                                                                                                 ------------------------------
                                                                      2000            1999           Amount         Percent
                                                                 --------------  --------------  --------------  --------------
Operating Revenues
     U.S. Cellular                                                   $ 438,047       $ 390,790        $ 47,257           12.1%
     TDS Telecom                                                       159,317         143,207          16,110           11.2%
                                                                 --------------  --------------  --------------
                                                                       597,364         533,997          63,367           11.9%
                                                                 --------------  --------------  --------------
Operating Expenses Before Depreciation and Amortization
     U.S. Cellular                                                     325,011         290,927          34,084           11.7%
     TDS Telecom                                                        91,792          84,931           6,861            8.1%
                                                                 --------------  --------------  --------------
                                                                       416,803         375,858          40,945           10.9%
                                                                 --------------  --------------  --------------
Operating Cash Flow (Operating Income Plus Depreciation and Amortization)
     U.S. Cellular                                                     113,036          99,863          13,173           13.2%
     TDS Telecom                                                        67,525          58,276           9,249           15.9%
                                                                 --------------  --------------  --------------
                                                                       180,561         158,139          22,422           14.2%
                                                                 --------------  --------------  --------------
Depreciation and Amortization**
     U.S. Cellular                                                      67,863          64,147           3,716            5.8%
     TDS Telecom                                                        34,512          31,332           3,180           10.1%
                                                                 --------------  --------------  --------------
**includes amortization of $16,814 and $16,142, respectively           102,375          95,479           6,896            7.2%
                                                                 --------------  --------------  --------------
Operating Income
     U.S. Cellular                                                      45,173          35,716           9,457           26.5%
     TDS Telecom                                                        33,013          26,944           6,069           22.5%
                                                                 --------------  --------------  --------------
                                                                        78,186          62,660          15,526           24.8%
                                                                 --------------  --------------  --------------
Investment and Other Income
     Interest and Dividend Income                                        5,832           4,643           1,189           25.6%
     Investment Income, Net                                             12,323            (481)         12,804             N/M
     Gain (Loss) on Cellular and Other Investments                      (9,878)            ---          (9,878)            N/M
     Other (Expense), Net                                               (6,650)         (2,933)         (3,717)            N/M
                                                                 --------------  --------------  --------------
                                                                         1,627           1,229             398           32.4%
                                                                 --------------  --------------  --------------
Income Before Interest and Income Taxes                                 79,813          63,889          15,924           24.9%
     Interest Expense                                                   28,414          23,574           4,840           20.5%
     Minority Interest in Income of Subsidiary Trust                     6,203           6,203             ---            0.0%
                                                                 --------------  --------------  --------------
Income Before Income Taxes                                              45,196          34,112          11,084           32.5%
     Income Tax Expense                                                 14,062          19,261          (5,199)         (27.0%)
                                                                 --------------  --------------  --------------
Income Before Minority Interest                                         31,134          14,851          16,283          109.6%
     Minority Share of (Income), net of tax                             (9,030)         (4,935)         (4,095)         (83.0%)
                                                                 --------------  --------------  --------------
Income Before Extraordinary Item                                        22,104           9,916          12,188          122.9%
Extraordinary Item - loss on extinguishment of debt, net of tax         (6,099)            ---          (6,099)            N/M
                                                                 --------------  --------------  --------------
Net Income                                                              16,005           9,916           6,089           61.4%
     Preferred Dividend Requirement                                       (119)           (145)             26             N/M
                                                                 --------------  --------------  --------------
Net Income Available to Common                                        $ 15,886         $ 9,771         $ 6,115           62.6%
                                                                 ==============  ==============  ==============
Basic Average Common Shares Outstanding (000s)                          58,768          61,614          (2,846)          (4.6%)
Basic Earnings Per Share
     Continuing Operations                                              $ 0.37          $ 0.16          $ 0.21          131.3%
     Extraordinary Item                                                  (0.10)            ---           (0.10)            N/M
                                                                 --------------  --------------  --------------
                                                                        $ 0.27          $ 0.16          $ 0.11           68.8%
                                                                 ==============  ==============  ==============
Diluted Average Common Shares Outstanding (000s)                        59,377          62,294          (2,917)          (4.7%)
Diluted Earnings Per Share
     Continuing Operations                                              $ 0.37          $ 0.16          $ 0.21          131.3%
     Extraordinary Item                                                  (0.10)            ---           (0.10)            N/M
                                                                 --------------  --------------  --------------
                                                                        $ 0.27          $ 0.16          $ 0.11           68.8%
                                                                 ==============  ==============  ==============
Diluted EPS Continuing Operations--Excluding Gains (Losses)             $ 0.46          $ 0.16          $ 0.30          187.5%
Diluted EPS Continuing Operations--Gains (Losses)                       $(0.09)         $  ---          $(0.09)            N/M

N/M - Percentage change not meaningful.


                                              TELEPHONE AND DATA SYSTEMS, INC.
                                                   FINANCIAL HIGHLIGHTS
                                                  Year Ended December 31,
                                (Unaudited, dollars in thousands, except per share amounts)

                                                                                                 Increase (Decrease)
                                                                                             --------------------------
                                                                     2000          1999         Amount       Percent
                                                                 ------------  ------------  ------------  ------------
Operating Revenues
     U.S. Cellular                                               $ 1,716,640   $ 1,576,429   $   140,211           8.9%
     TDS Telecom                                                     610,216       545,917        64,299          11.8%
                                                                 ------------  ------------  ------------
                                                                   2,326,856     2,122,346       204,510           9.6%
                                                                 ------------  ------------  ------------
Operating Expenses Before Depreciation and Amortization
     U.S. Cellular                                                 1,158,629     1,090,615        68,014           6.2%
     TDS Telecom                                                     349,018       308,016        41,002          13.3%
                                                                 ------------  ------------  ------------
                                                                   1,507,647     1,398,631       109,016           7.8%
                                                                 ------------  ------------  ------------
Operating Cash Flow (Operating Income Plus Depreciation and Amortization)
     U.S. Cellular                                                   558,011       485,814        72,197          14.9%
     TDS Telecom                                                     261,198       237,901        23,297           9.8%
                                                                 ------------  ------------  ------------
                                                                     819,209       723,715        95,494          13.2%
                                                                 ------------  ------------  ------------
Depreciation and Amortization**
     U.S. Cellular                                                   265,698       229,972        35,726          15.5%
     TDS Telecom                                                     133,445       123,350        10,095           8.2%
                                                                 ------------  ------------  ------------
**includes amortization of $66,725 and $51,168, respectively         399,143       353,322        45,821          13.0%
                                                                 ------------  ------------  ------------
Operating Income
     U.S. Cellular                                                   292,313       255,842        36,471          14.3%
     TDS Telecom                                                     127,753       114,551        13,202          11.5%
                                                                 ------------  ------------  ------------
                                                                     420,066       370,393        49,673          13.4%
                                                                 ------------  ------------  ------------
Investment and Other Income
     Interest and Dividend Income                                     15,637         8,708         6,929          79.6%
     Investment Income, Net                                           28,465        18,397        10,068          54.7%
     Gain (Loss) on Cellular and Other Investments                    15,716       345,938      (330,222)        (95.5%)
     Other (Expense), Net                                             (8,082)      (11,198)        3,116          27.8%
                                                                 ------------  ------------  ------------
                                                                      51,736       361,845      (310,109)        (85.7%)
                                                                 ------------  ------------  ------------
Income Before Interest and Income Taxes                              471,802       732,238      (260,436)        (35.6%)
     Interest Expense                                                100,559        99,984           575           0.6%
     Minority Interest in Income of Subsidiary Trust                  24,810        24,810           ---           0.0%
                                                                 ------------  ------------  ------------
Income From Continuing Operations Before Income Taxes                346,433       607,444      (261,011)        (43.0%)
     Income Tax Expense                                              149,481       251,001      (101,520)        (40.4%)
                                                                 ------------  ------------  ------------
Income From Continuing Operations Before Minority Interest           196,952       356,443      (159,491)        (44.7%)
     Minority Share of (Income), net of tax                          (51,425)      (65,117)       13,692          21.0%
                                                                 ------------  ------------  ------------
Income From Continuing Operations                                    145,527       291,326      (145,799)        (50.0%)
                                                                 ------------  ------------  ------------
Discontinued Operations
     Loss from operations of Aerial, net of tax                          ---      (111,492)      111,492            N/M
     Gain on disposal of Aerial, net of tax                        2,125,787           ---     2,125,787            N/M
                                                                 ------------  ------------  ------------
                                                                   2,125,787      (111,492)    2,237,279            N/M
                                                                 ------------  ------------  ------------
Income Before Extraordinary Item and Cumulative Effect
     of Accounting Change                                          2,271,314       179,834     2,091,480            N/M
Extraordinary Item - loss on extinguishment of debt, net of tax      (30,471)          ---       (30,471)           N/M
Cumulative effect of accounting change                                (3,841)          ---        (3,841)           N/M
                                                                 ------------  ------------  ------------
Net Income                                                         2,237,002       179,834     2,057,168            N/M
     Preferred Dividend Requirement                                     (504)       (1,147)          643            N/M
                                                                 ------------  ------------  ------------
Net Income Available to Common                                   $ 2,236,498     $ 178,687   $ 2,057,811            N/M
                                                                 ============  ============  ============
Basic Average Common Shares Outstanding (000s)                        59,922        61,436        (1,514)         (2.5%)
Basic Earnings Per Share
     Continuing Operations                                            $ 2.42        $ 4.72       $ (2.30)        (48.7%)
     Loss from operations of Aerial                                      ---         (1.81)         1.81            N/M
     Gain on disposal of Aerial                                        35.47           ---         35.47            N/M
     Extraordinary Item                                                (0.51)          ---         (0.51)           N/M
     Cumulative effect of accounting change                            (0.06)          ---         (0.06)           N/M
                                                                 ------------  ------------  ------------
                                                                     $ 37.32        $ 2.91       $ 34.41            N/M
                                                                 ============  ============  ============
Diluted Average Common Shares Outstanding (000s)                      60,636        62,376        (1,740)         (2.8%)
Diluted Earnings Per Share
     Continuing Operations                                            $ 2.39        $ 4.65       $ (2.26)        (48.6%)
     Loss from operations of Aerial                                      ---         (1.78)         1.78            N/M
     Gain on disposal of Aerial                                        35.06           ---         35.06            N/M
     Extraordinary Item                                                (0.51)          ---         (0.51)           N/M
     Cumulative effect of accounting change                            (0.06)          ---         (0.06)           N/M
                                                                 ------------  ------------  ------------
                                                                     $ 36.88        $ 2.87       $ 34.01            N/M
                                                                 ============  ============  ============
Diluted EPS Continuing Operations--Excluding Gains (Losses)           $ 2.54        $ 1.78        $ 0.76          42.7%
Diluted EPS Continuing Operations--Gains (Losses)                     $(0.15)       $ 2.87        $(3.02)           N/M

N/M - Percentage change not meaningful.
                                                                        7

                          TELEPHONE AND DATA SYSTEMS, INC.
                       CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                         (Unaudited, dollars in thousands)

                                     ASSETS
                                                   December 31,    December 31,
                                                       2000            1999
                                                  --------------  --------------
Current Assets
    Cash and cash equivalents                       $    99,019     $   111,010
    Temporary investments                                 3,616           4,983
    Accounts receivable from customers and other        337,485         317,025
    Materials and supplies, at average cost, and
       other current assets                              86,980          74,990
                                                  --------------  --------------
                                                        527,100         508,008
                                                  --------------  --------------

Investments
    Intangible Assets
       Cellular license costs, net                    1,167,776       1,174,964
       Franchise and other costs                        203,532         177,677
    Marketable equity securities                      4,121,904         843,280
    Investments in unconsolidated entities              233,710         253,811
    Notes Receivable                                    128,707          10,736
    Other investments                                    13,588          18,102
                                                  --------------  --------------
                                                      5,869,217       2,478,570
                                                  --------------  --------------

Property, Plant and Equipment, net
    U.S. Cellular                                     1,265,347       1,206,467
    TDS Telecom                                         920,678         889,422
                                                  --------------  --------------
                                                      2,186,025       2,095,889
                                                  --------------  --------------

Other Assets and Deferred Charges                        52,267          56,216
                                                  --------------  --------------

Net Assets of Discontinued Operations                       ---         288,793
                                                  --------------  --------------
                                                    $ 8,634,609     $ 5,427,476
                                                  ==============  ==============

                          TELEPHONE AND DATA SYSTEMS, INC.
                       CONSOLIDATED BALANCE SHEET HIGHLIGHTS
                         (Unaudited, dollars in thousands)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                    December 31,   December 31,
                                                        2000           1999
                                                  --------------  --------------
Current Liabilities
    Current portion of long-term debt               $    15,639     $    14,967
    Notes payable                                       499,000             ---
    Accounts payable                                    275,901         206,937
    Advance billings and customer deposits               61,958          43,965
    Accrued interest                                     24,912          23,492
    Accrued taxes                                        14,732          19,773
    Accrued compensation                                 52,314          35,939
    Other current liabilities                            36,783          24,599
                                                  --------------  --------------
                                                        981,239         369,672
                                                  --------------  --------------

Deferred Liabilities and Credits                      1,805,379         511,003
                                                  --------------  --------------

Long-term Debt, excluding current portion             1,172,987       1,279,877
                                                  --------------  --------------

Minority Interest                                       431,110         509,658
                                                  --------------  --------------

Company-Obligated Mandatorily Redeemable Preferred
    Securities of Subsidiary Trust Holding Solely
    Company Subordinated Debentures                     300,000         300,000
                                                  --------------  --------------

Preferred Shares                                          7,827           9,005
                                                  --------------  --------------

Common Stockholders' Equity
    Common Shares, $.01 par value                           555             554
    Series A Common Shares, $.01 par value                   69              70
    Capital in excess of par value                    1,816,619       1,897,402
    Treasury Shares                                    (383,501)       (102,975)
    Accumulated other comprehensive income             (178,344)        179,071
    Retained earnings                                 2,680,669         474,139
                                                  --------------  --------------
                                                      3,936,067       2,448,261
                                                  --------------  --------------
                                                    $ 8,634,609     $ 5,427,476
                                                  ==============  ==============



                                                      BALANCE SHEET HIGHLIGHTS
                                                          DECEMBER 31, 2000
                                                  (Unaudited, dollars in thousands)


                                                  U.S.             TDS         TDS Corporate    Intercompany          TDS
                                                Cellular         Telecom          & Other       Eliminations      Consolidated
                                            ---------------  ---------------  ---------------  ---------------  ---------------
Cash and Cash Equivalents                      $    69,956      $    26,801      $     2,890      $      (628)    $     99,019
Affiliated Cash Investments                         54,325          412,342              ---         (466,667)             ---
Temporary Cash Investments                               7            3,609              ---              ---            3,616
Notes Receivable--Affiliates                           ---              ---          187,273         (187,273)             ---
                                            ---------------  ---------------  ---------------  ---------------  ---------------
                                               $   124,288      $   442,752      $   190,163      $  (654,568)    $    102,635
                                            ===============  ===============  ===============  ===============  ===============

License and Franchise Costs, net               $ 1,130,802      $   240,506      $       ---      $       ---     $  1,371,308
Marketable Equity Securities                       377,900          107,609        3,636,395              ---        4,121,904
Investment in Unconsolidated Entities              188,859           24,619           20,232              ---          233,710
Notes Receivable                                    84,566              ---           44,141              ---          128,707
Other Investments                                      ---           13,588              ---              ---           13,588
                                            ---------------  ---------------  ---------------  ---------------  ---------------
                                               $ 1,782,127      $   386,322      $ 3,700,768      $       ---     $  5,869,217
                                            ===============  ===============  ===============  ===============  ===============

Property, Plant and
  Equipment, net                               $ 1,265,347      $   920,678      $       ---      $       ---     $  2,186,025
                                            ===============  ===============  ===============  ===============  ===============

Notes Payable:    external                     $    55,000      $       ---      $   444,000      $       ---     $    499,000
                  cash management                      ---              ---          467,295         (467,295)             ---
                  intercompany                         ---          187,273              ---         (187,273)             ---
                                            ---------------  ---------------  ---------------  ---------------  ---------------
                                               $    55,000      $   187,273      $   911,295      $  (654,568)    $    499,000
                                            ===============  ===============  ===============  ===============  ===============
Long-term Debt:
  Current Portion                              $       ---      $    14,987      $       652      $       ---     $     15,639
  Non-current Portion                              448,817          282,153          442,017              ---        1,172,987
                                            ---------------  ---------------  ---------------  ---------------  ---------------
     Total                                     $   448,817      $   297,140      $   442,669      $       ---     $  1,188,626
                                            ===============  ===============  ===============  ===============  ===============

Trust Originated Preferred Securities          $       ---      $       ---      $   300,000      $       ---     $    300,000
                                            ===============  ===============  ===============  ===============  ===============

Preferred Shares                               $       ---      $       ---      $     7,827      $       ---     $      7,827
                                            ===============  ===============  ===============  ===============  ===============

  Total Outstanding Debt and
        Preferred Shares                       $   503,817      $   484,413      $ 1,661,791      $  (654,568)    $  1,995,453
                                            ===============  ===============  ===============  ===============  ===============

Construction Expenditures:
   Quarter Ended 12/31/00                      $    98,784      $    55,486                                       $    154,270
   Year Ended 12/31/00                         $   305,417      $   150,602                                       $    456,019





                                                 TDS Telecom Highlights
                                             Three Months Ended December 31,
                                            (Unaudited, dollars in thousands)
                                                                                            Increase (Decrease)
                                                                                        ---------------------------
                                                              2000           1999          Amount        Percent
                                                          ------------   ------------   ------------   ------------
Local Telephone Operations
       Operating Revenues
           Local Service                                    $  44,115      $  39,078      $   5,037          12.9%
           Network Access and Long-Distance                    73,065         69,283          3,782           5.5%
           Miscellaneous                                       20,556         18,846          1,710           9.1%
                                                          ------------   ------------   ------------
                                                              137,736        127,207         10,529           8.3%
                                                          ------------   ------------   ------------
       Operating Expenses
           Network Operations                                  24,690         25,150           (460)         (1.8%)
           Customer Operations                                 22,334         21,844            490           2.2%
           Corporate Expenses                                  20,087         20,035             52           0.3%
                                                          ------------   ------------   ------------
                                                               67,111         67,029             82           0.1%
                                                          ------------   ------------   ------------

       Operating Cash Flow                                     70,625         60,178         10,447          17.4%
                                                          ------------   ------------   ------------

       Depreciation and Amortization
           Depreciation                                        30,126         28,205          1,921           6.8%
           Amortization                                         1,785          1,477            308          20.9%
                                                          ------------   ------------   ------------
                                                               31,911         29,682          2,229           7.5%
                                                          ------------   ------------   ------------

       Operating Income                                        38,714         30,496          8,218          26.9%
                                                          ------------   ------------   ------------

USLink Operations
       Revenues                                                11,590          9,941          1,649          16.6%
       Expenses before Depreciation and Amortization           11,095         10,169            926           9.1%
                                                          ------------   ------------   ------------
       Operating Cash Flow                                        495           (228)           723            N/M

       Depreciation and Amortization                              621            418            203          48.6%
                                                          ------------   ------------   ------------

       Operating (Loss) Income                                   (126)          (646)           520          80.5%
                                                          ------------   ------------   ------------

TDS Metrocom Operations
       Revenues                                                11,748          6,491          5,257          81.0%
       Expenses before Depreciation                            15,343          8,165          7,178          87.9%
                                                          ------------   ------------   ------------
       Operating Cash Flow                                     (3,595)        (1,674)        (1,921)       (114.8%)

       Depreciation                                             1,980          1,232            748          60.7%
                                                          ------------   ------------   ------------

       Operating (Loss)                                        (5,575)        (2,906)        (2,669)        (91.8%)
                                                          ------------   ------------   ------------

Intercompany Revenues                                          (1,757)          (432)        (1,325)           N/M
Intercompany Expenses                                          (1,757)          (432)        (1,325)           N/M
                                                          ------------   ------------   ------------
                                                                  ---            ---            ---            N/M
                                                          ------------   ------------   ------------

Total TDS Telecom Operating Income                          $  33,013      $  26,944      $   6,069          22.5%
                                                          ============   ============   ============

N/M - Percentage change not meaningful.




                                                 TDS Telecom Highlights
                                                 Year Ended December 31,
                                            (Unaudited, dollars in thousands)
                                                                                             Increase (Decrease)
                                                                                        ---------------------------
                                                              2000           1999          Amount        Percent
                                                          ------------   ------------   ------------   ------------
Local Telephone Operations
       Operating Revenues
           Local Service                                    $ 168,775      $ 152,290      $  16,485           10.8%
           Network Access and Long-Distance                   285,738        269,188         16,550            6.1%
           Miscellaneous                                       74,468         71,052          3,416            4.8%
                                                          ------------   ------------   ------------
                                                              528,981        492,530         36,451            7.4%
                                                          ------------   ------------   ------------
       Operating Expenses
           Network Operations                                 100,917         96,488          4,429            4.6%
           Customer Operations                                 83,744         81,115          2,629            3.2%
           Corporate Expenses                                  77,223         73,391          3,832            5.2%
                                                          ------------   ------------   ------------
                                                              261,884        250,994         10,890            4.3%
                                                          ------------   ------------   ------------

       Operating Cash Flow                                    267,097        241,536         25,561           10.6%
                                                          ------------   ------------   ------------

       Depreciation and Amortization
           Depreciation                                       117,521        111,479          6,042            5.4%
           Amortization                                         6,868          5,964            904           15.2%
                                                          ------------   ------------   ------------
                                                              124,389        117,443          6,946            5.9%
                                                          ------------   ------------   ------------

       Operating Income                                       142,708        124,093         18,615           15.0%
                                                          ------------   ------------   ------------

USLink Operations
       Revenues                                                44,548         36,988          7,560           20.4%
       Expenses before Depreciation and Amortization           42,947         35,383          7,564           21.4%
                                                          ------------   ------------   ------------
       Operating Cash Flow                                      1,601          1,605             (4)          (0.2%)

       Depreciation and Amortization                            2,145          1,378            767           55.7%
                                                          ------------   ------------   ------------

       Operating (Loss) Income                                   (544)           227           (771)            N/M
                                                          ------------   ------------   ------------

TDS Metrocom Operations
       Revenues                                                40,172         18,185         21,987          120.9%
       Expenses before Depreciation                            47,672         23,425         24,247          103.5%
                                                          ------------   ------------   ------------
       Operating Cash Flow                                     (7,500)        (5,240)        (2,260)         (43.1%)

       Depreciation                                             6,911          4,529          2,382           52.6%
                                                          ------------   ------------   ------------

       Operating (Loss)                                       (14,411)        (9,769)        (4,642)         (47.5%)
                                                          ------------   ------------   ------------

Intercompany Revenues                                          (3,485)        (1,786)        (1,699)            N/M
Intercompany Expenses                                          (3,485)        (1,786)        (1,699)            N/M
                                                          ------------   ------------   ------------
                                                                  ---            ---            ---             N/M
                                                          ------------   ------------   ------------

Total TDS Telecom Operating Income                          $ 127,753      $ 114,551      $  13,202           11.5%
                                                          ============   ============   ============

N/M - Percentage change not meaningful.


                                                                                                                   TABLE A
                                                 TELEPHONE AND DATA SYSTEMS, INC.
                                                       FINANCIAL HIGHLIGHTS
                            Restated 2000 for SAB 101, FAS 109 and Roaming Revenue Reclassification
                                  (Unaudited, dollars in thousands, except per share amounts)


                                                                   3 Mos.         3 Mos.       6 Mos.          3 Mos.       9 Mos.
                                                                   Ended          Ended        Ended           Ended        Ended
                                                                  Mar. 31        June 30      June 30         Sep. 30      Sep. 30
                                                              -------------   -------------------------   --------------------------
Operating Revenues
     U.S. Cellular                                               $ 394,157    $   432,995  $   827,152       $ 451,441  $ 1,278,593
     TDS Telecom                                                   144,170        152,659      296,829         154,070      450,899
                                                              -------------   -------------------------   --------------------------
                                                                   538,327        585,654    1,123,981         605,511    1,729,492
                                                              -------------   -------------------------   --------------------------
Operating Expenses Before Depreciation and Amortization
     U.S. Cellular                                                 267,500        273,925      541,425         292,193      833,618
     TDS Telecom                                                    80,588         86,798      167,386          89,840      257,226
                                                              -------------   -------------------------   --------------------------
                                                                   348,088        360,723      708,811         382,033    1,090,844
                                                              -------------   -------------------------   --------------------------
Operating Cash Flow (Operating Income Plus Depreciation and Amortization)
     U.S. Cellular                                                 126,657        159,070      285,727         159,248      444,975
     TDS Telecom                                                    63,582         65,861      129,443          64,230      193,673
                                                              -------------   -------------------------   --------------------------
                                                                   190,239        224,931      415,170         223,478      638,648
                                                              -------------   -------------------------   --------------------------
Depreciation and Amortization
     U.S. Cellular                                                  66,008         65,125      131,133          66,702      197,835
     TDS Telecom                                                    32,720         33,408       66,128          32,805       98,933
                                                              -------------   -------------------------   --------------------------
                                                                    98,728         98,533      197,261          99,507      296,768
                                                              -------------   -------------------------   --------------------------
Operating Income
     U.S. Cellular                                                  60,649         93,945      154,594          92,546      247,140
     TDS Telecom                                                    30,862         32,453       63,315          31,425       94,740
                                                              -------------   -------------------------   --------------------------
                                                                    91,511        126,398      217,909         123,971      341,880
                                                              -------------   -------------------------   --------------------------
Investment and Other Income
     Interest and Dividend Income                                    2,470          4,824        7,294           2,511        9,805
     Investment Income, Net                                          1,659          7,551        9,210           6,932       16,142
     Gain (Loss) on Cellular and Other Investments                  17,851        (50,000)     (32,149)         57,743       25,594
     Other (Expense), Net                                           (2,411)           (24)      (2,435)          1,003       (1,432)
                                                              -------------   -------------------------   --------------------------
                                                                    19,569        (37,649)     (18,080)         68,189       50,109
                                                              -------------   -------------------------   --------------------------
Income Before Interest and Income Taxes                            111,080         88,749      199,829         192,160      391,989
     Interest Expense                                               22,829         24,618       47,447          24,698       72,145
     Minority Interest in Income of Subsidiary Trust                 6,203          6,202       12,405           6,202       18,607
                                                              -------------   -------------------------   --------------------------
Income From Continuing Operations Before Income Taxes               82,048         57,929      139,977         161,260      301,237
     Income Tax Expense                                             36,334         24,928       61,262          74,157      135,419
                                                              -------------   -------------------------   --------------------------
Income From Continuing Operations Before Minority Interest          45,714         33,001       78,715          87,103      165,818
     Minority Share of (Income)                                    (10,189)       (12,304)     (22,493)        (19,902)     (42,395)
                                                              -------------   -------------------------   --------------------------
Income From Continuing Operations                                   35,525         20,697       56,222          67,201      123,423
Discontinued Operations                                                ---      2,128,434    2,128,434          (2,647)   2,125,787
                                                              -------------   -------------------------   --------------------------
Income Before Extraordinary Item and Cumulative Effect
     of Accounting Change                                           35,525      2,149,131    2,184,656          64,554    2,249,210
Extraordinary Item - loss on extinguishment of debt,
     net of tax                                                        ---         (6,106)      (6,106)        (18,266)     (24,372)
Cumulative effect of accounting change                              (3,841)           ---       (3,841)            ---       (3,841)
                                                              -------------   -------------------------   --------------------------
Net Income                                                          31,684      2,143,025    2,174,709          46,288    2,220,997
     Preferred Dividend Requirement                                   (134)          (131)        (265)           (120)        (385)
                                                              -------------   -------------------------   --------------------------
Net Income Available to Common                                   $  31,550    $ 2,142,894  $ 2,174,444       $  46,168  $ 2,220,612
                                                              =============   =========================   ==========================
Basic Average Common Shares Outstanding (000s)                      61,078         60,306       60,692          59,537       60,307
Basic Earnings Per Share
     Continuing Operations                                          $ 0.58        $  0.34      $  0.92          $ 1.13      $  2.04
     Discontinued Operations                                           ---          35.29        35.07           (0.04)       35.24
     Extraordinary Item                                                ---          (0.10)       (0.10)          (0.31)       (0.40)
     Cumulative effect of accounting change                          (0.06)           ---        (0.06)            ---        (0.06)
                                                              -------------   -------------------------   --------------------------
                                                                    $ 0.52        $ 35.53      $ 35.83          $ 0.78      $ 36.82
                                                              =============   =========================   ==========================
Diluted Average Common Shares Outstanding (000s)                    61,837         60,820       61,407          60,331       61,048
Diluted Earnings Per Share
     Continuing Operations                                          $ 0.57        $  0.34      $  0.91          $ 1.11      $  2.01
     Discontinued Operations                                           ---          34.99        34.66           (0.05)       34.82
     Extraordinary Item                                                ---          (0.10)       (0.10)          (0.30)       (0.40)
     Cumulative effect of accounting change                          (0.06)           ---        (0.06)            ---        (0.06)
                                                              -------------   -------------------------   --------------------------
                                                                    $ 0.51        $ 35.23      $ 35.41          $ 0.76      $ 36.37
                                                              =============   =========================   ==========================
Diluted EPS Continuing Operations--Excluding Gains (Losses)         $ 0.47        $  0.83      $  1.30          $ 0.77      $  2.06
Diluted EPS Continuing Operations--Gains (Losses)                   $ 0.10        $ (0.49)     $ (0.39)         $ 0.34      $ (0.05)

N/M - Percentage change not meaningful.


                                                                                                                      TABLE B
                                              TELEPHONE AND DATA SYSTEMS, INC.
                                     SUMMARY OF RECLASSIFICATIONS AND RESTATEMENTS
                         Restated 2000 for SAB 101, FAS 109 and Roaming Revenue Reclassification
                               (Unaudited, dollars in thousands, except per share amounts)

                                                         3 Mos.          3 Mos.         6 Mos.        3 Mos.         9 Mos.
                                                         Ended           Ended          Ended          Ended         Ended
                                                        Mar. 31         June 30        June 30        Sep. 30       Sep. 30
                                                     -------------   ---------------------------   --------------------------
Reclassifications and Restatements
Operating Revenues - US Cellular
     Previously Stated                               $    360,087    $   397,657    $   757,744    $   414,199   $ 1,171,943
     SAB 101                                                 (504)        (1,010)        (1,514)        (1,982)       (3,496)
     Roaming Revenue Reclassification                      34,574         36,348         70,922         39,224       110,146
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $    394,157    $   432,995    $   827,152    $   451,441   $ 1,278,593
                                                     =============   ===========================   ==========================

Operating Expenses Before Depreciation & Amortization -
     US Cellular
     Previously Stated                               $    232,926    $   237,577    $   470,503    $   252,969   $   723,472
     Roaming Revenue Reclassification                      34,574         36,348         70,922         39,224       110,146
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $    267,500    $   273,925    $   541,425    $   292,193   $   833,618
                                                     =============   ===========================   ==========================

Operating Cash Flow - US Cellular
     Previously Stated                               $    127,161    $   160,080    $   287,241    $   161,230   $   448,471
     SAB 101                                                 (504)        (1,010)        (1,514)        (1,982)       (3,496)
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $    126,657    $   159,070    $   285,727    $   159,248   $   444,975
                                                     =============   ===========================   ==========================

Operating Income - US Cellular
     Previously Stated                               $     61,153    $    94,955    $   156,108    $    94,528   $   250,636
     SAB 101                                                 (504)        (1,010)        (1,514)        (1,982)       (3,496)
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $     60,649    $    93,945    $   154,594    $    92,546   $   247,140
                                                     =============   ===========================   ==========================

Minority Share of Income
     Previously Stated                               $    (10,245)   $   (12,407)   $   (22,652)   $   (20,103)  $   (42,755)
     SAB 101                                                   56            103            159            201           360
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $    (10,189)   $   (12,304)   $   (22,493)   $   (19,902)  $   (42,395)
                                                     =============   ===========================   ==========================

Income Tax Expense
     Previously Stated                               $     32,956    $    21,768    $    54,724    $    68,034   $   122,758
     SAB 101                                                 (203)          (420)          (623)          (842)       (1,465)
     FAS 109 adjustment                                     3,581          3,580          7,161          6,965        14,126
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $     36,334    $    24,928    $    61,262    $    74,157   $   135,419
                                                     =============   ===========================   ==========================

Discontinued Operations
     Previously Stated                               $        ---    $ 2,150,082    $ 2,150,082    $    (2,647)  $ 2,147,435
     FAS 109 adjustment                                       ---        (21,648)       (21,648)           ---       (21,648)
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $        ---    $ 2,128,434    $ 2,128,434    $    (2,647)  $ 2,125,787
                                                     =============   ===========================   ==========================

Extraordinary Item
     Previously Stated                               $        ---    $    (6,106)   $    (6,106)   $   (20,460)  $   (26,566)
     FAS 109 adjustment                                       ---            ---            ---          2,194         2,194
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $        ---    $    (6,106)   $    (6,106)   $   (18,266)  $   (24,372)
                                                     =============   ===========================   ==========================

Net Income
     Previously Stated                               $     39,351    $ 2,168,740    $ 2,208,091    $    51,998   $ 2,260,089
     SAB 101                                                 (245)          (487)          (732)          (939)       (1,671)
     FAS 109 adjustment (continuing operations)            (3,581)        (3,580)        (7,161)        (6,965)      (14,126)
     FAS 109 adjustment (discontinued operations)             ---        (21,648)       (21,648)           ---       (21,648)
     FAS 109 adjustment (extraordinary item)                  ---            ---            ---          2,194         2,194
     Cumulative Effect                                     (3,841)           ---         (3,841)           ---        (3,841)
                                                     -------------   ---------------------------   --------------------------
     Restatement                                     $     31,684    $ 2,143,025    $ 2,174,709    $    46,288   $ 2,220,997
                                                     =============   ===========================   ==========================


                                                                                                                             TABLE C
                                                 TELEPHONE AND DATA SYSTEMS, INC.
                                                      FINANCIAL HIGHLIGHTS
                                         Restated 1999 for FAS 109 and Roaming Revenues
                                  (Unaudited, dollars in thousands, except per share amounts)

                                                     3 Mos.      3 Mos.    6 Mos.      3 Mos.     9 Mos.       3 Mos.    12 Mos.
                                                     Ended       Ended     Ended       Ended      Ended        Ended      Ended
                                                    Mar. 31     June 30   June 30     Sep. 30    Sep. 30      Dec. 31    Dec. 31
                                                  ----------  ----------------------  ----------------------  ----------------------
Operating Revenues
    U.S. Cellular                                 $ 360,400   $ 399,718   $ 760,118   $ 425,521  $1,185,639   $ 390,790  $1,576,429
    TDS Telecom                                     128,965     136,307     265,272     137,438     402,710     143,207     545,917
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                    489,365     536,025   1,025,390     562,959   1,588,349     533,997   2,122,346
                                                  ----------  ----------------------  ----------------------  ----------------------
Operating Expenses Before Depreciation and Amortization
    U.S. Cellular                                   256,371     270,800     527,171     272,517     799,688     290,927   1,090,615
    TDS Telecom                                      71,454      74,560     146,014      77,071     223,085      84,931     308,016
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                    327,825     345,360     673,185     349,588   1,022,773     375,858   1,398,631
                                                  ----------  ----------------------  ----------------------  ----------------------
Operating Cash Flow (Operating Income Plus Depreciation and Amortization)
    U.S. Cellular                                   104,029     128,918     232,947     153,004     385,951      99,863     485,814
    TDS Telecom                                      57,511      61,747     119,258      60,367     179,625      58,276     237,901
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                    161,540     190,665     352,205     213,371     565,576     158,139     723,715
                                                  ----------  ----------------------  ----------------------  ----------------------
Depreciation and Amortization
    U.S. Cellular                                    51,915      56,466     108,381      57,444     165,825      64,147     229,972
    TDS Telecom                                      30,557      30,531      61,088      30,930      92,018      31,332     123,350
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                     82,472      86,997     169,469      88,374     257,843      95,479     353,322
                                                  ----------  ----------------------  ----------------------  ----------------------
Operating Income
    U.S. Cellular                                    52,114      72,452     124,566      95,560     220,126      35,716     255,842
    TDS Telecom                                      26,954      31,216      58,170      29,437      87,607      26,944     114,551
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                     79,068     103,668     182,736     124,997     307,733      62,660     370,393
                                                  ----------  ----------------------  ----------------------  ----------------------
Investment and Other Income
    Interest and Dividend Income                      1,702       1,645       3,347         718       4,065       4,643       8,708
    Investment Income, Net                            6,643         650       7,293      11,585      18,878        (481)     18,397
    Gain (Loss) on Cellular and Other Investments    11,551     328,341     339,892       6,046     345,938         ---     345,938
    Other (Expense), Net                             (2,389)     (2,154)     (4,543)     (3,722)     (8,265)     (2,933)    (11,198)
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                     17,507     328,482     345,989      14,627     360,616       1,229     361,845
                                                  ----------  ----------------------  ----------------------  ----------------------
Income Before Interest and Income Taxes              96,575     432,150     528,725     139,624     668,349      63,889     732,238
    Interest Expense                                 25,563      25,677      51,240      25,170      76,410      23,574      99,984
    Minority Interest in Income of Subsidiary Trust   6,203       6,202      12,405       6,202      18,607       6,203      24,810
                                                  ----------  ----------------------  ----------------------  ----------------------
Income From Continuing Operations Before
  Income Taxes                                       64,809     400,271     465,080     108,252     573,332      34,112     607,444
    Income Tax Expense                               26,912     159,532     186,444      45,296     231,740      19,261     251,001
                                                  ----------  ----------------------  ----------------------  ----------------------
Income From Continuing Operations Before Minority
  Interest                                           37,897     240,739     278,636      62,956     341,592      14,851     356,443
    Minority Share of (Income), net of tax           (6,961)    (38,794)    (45,755)    (14,427)    (60,182)     (4,935)    (65,117)
                                                  ----------  ----------------------  ----------------------  ----------------------
Income From Continuing Operations                    30,936     201,945     232,881      48,529     281,410       9,916     291,326
Discontinued Operations                             (22,220)    (33,020)    (55,240)    (56,252)   (111,492)        ---    (111,492)
                                                  ----------  ----------------------  ----------------------  ----------------------
Net Income                                            8,716     168,925     177,641      (7,723)    169,918       9,916     179,834
    Preferred Dividend Requirement                     (350)       (337)       (687)       (316)     (1,003)       (145)     (1,147)
                                                  ----------  ----------------------  ----------------------  ----------------------
Net Income Available to Common                    $   8,366   $ 168,588   $ 176,954   $  (8,039)  $ 168,915   $   9,771  $  178,687
                                                  ==========  ======================  ======================  ======================
Basic Average Common Shares Outstanding (000s)       61,279      61,399      61,339      61,451      61,376      61,614      61,436
Basic Earnings Per Share
    Continuing Operations                            $ 0.50      $ 3.28      $ 3.79      $ 0.78      $ 4.57      $ 0.16      $ 4.72
    Discontinued Operations                           (0.36)      (0.53)      (0.91)      (0.91)      (1.82)        ---       (1.81)
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                     $ 0.14      $ 2.75      $ 2.88      $(0.13)     $ 2.75      $ 0.16      $ 2.91
                                                  ==========  ======================  ======================  ======================
Diluted Average Common Shares Outstanding (000s)     61,808      62,365      62,253      62,419      62,308      62,294      62,376
Diluted Earnings Per Share
    Continuing Operations                            $ 0.50      $ 3.24      $ 3.74      $ 0.77      $ 4.51      $ 0.16      $ 4.65
    Discontinued Operations                           (0.36)      (0.53)      (0.89)      (0.90)      (1.79)        ---       (1.78)
                                                  ----------  ----------------------  ----------------------  ----------------------
                                                     $ 0.14      $ 2.71      $ 2.85      $(0.13)     $ 2.72      $ 0.16      $ 2.87
                                                  ==========  ======================  ======================  ======================
Diluted EPS Continuing Operations
    --Excluding Gains (Losses)                       $ 0.39      $ 0.50      $ 0.88      $ 0.74      $ 1.63      $ 0.16      $ 1.78
    --Gains (Losses)                                 $ 0.11      $ 2.74      $ 2.86      $ 0.03      $ 2.88      $  ---      $ 2.87

N/M - Percentage change not meaningful.



                                                                                                                            TABLE D
                                                    TELEPHONE AND DATA SYSTEMS, INC.
                                             SUMMARY OF RECLASSIFICATIONS AND RESTATEMENTS
                                            Restated 1999 for FAS 109 and Roaming Revenues
                                     (Unaudited, dollars in thousands, except per share amounts)


                                                    3 Mos.      3 Mos.     6 Mos.      3 Mos.      9 Mos.      3 Mos.     12 Mos.
                                                    Ended       Ended      Ended       Ended       Ended       Ended       Ended
                                                   Mar. 31     June 30    June 30     Sep. 30     Sep. 30     Dec. 31     Dec. 31
                                                  ----------  ---------------------  ----------------------  ----------------------
Reclassifications and Restatements
Operating Revenues - US Cellular
    Previously Stated                             $ 325,985   $ 360,952  $ 686,937   $ 373,201  $1,060,138   $ 357,043  $1,417,181
    Roaming Revenue                                  34,415      38,766     73,181      52,320     125,501      33,747     159,248
                                                  ----------  ---------------------  ----------------------  ----------------------
    Reclassification                              $ 360,400   $ 399,718  $ 760,118   $ 425,521  $1,185,639   $ 390,790  $1,576,429
                                                  ==========  =====================  ======================  ======================

Operating Expenses Before Depreciation & Amortization -
    US Cellular
    Previously Stated                             $ 221,956   $ 232,034  $ 453,990   $ 220,197  $  674,187   $ 257,180  $  931,367
    Roaming Revenue                                  34,415      38,766     73,181      52,320     125,501      33,747     159,248
                                                  ----------  ---------------------  ----------------------  ----------------------
    Reclassification                              $ 256,371   $ 270,800  $ 527,171   $ 272,517  $  799,688   $ 290,927  $1,090,615
                                                  ==========  =====================  ======================  ======================

Income Tax Expense
    Previously Stated                             $  24,814   $ 144,772  $ 169,586   $  40,889  $  210,475   $  17,701  $  228,176
    FAS 109 adjustment                                2,098      14,760     16,858       4,407      21,265       1,560      22,825
                                                  ----------  ---------------------  ----------------------  ----------------------
    Restatement                                   $  26,912   $ 159,532  $ 186,444   $  45,296  $  231,740   $  19,261  $  251,001
                                                  ==========  =====================  ======================  ======================

Discontinued Operations
    Previously Stated                             $ (22,634)  $ (34,162) $ (56,796)  $ (27,394) $  (84,190)  $     ---  $  (84,190)
    FAS 109 adjustment                                  414       1,142      1,556     (28,858)    (27,302)        ---     (27,302)
                                                  ----------  ---------------------  ----------------------  ----------------------
    Restatement                                   $ (22,220)  $ (33,020) $ (55,240)  $ (56,252) $ (111,492)  $     ---  $ (111,492)
                                                  ==========  =====================  ======================  ======================

Net Income
    Previously Stated                             $  10,400   $ 182,543  $ 192,943   $  25,542  $  218,485   $  11,476  $  229,961
    FAS 109 adjustment (continuing operations)       (2,098)    (14,760)   (16,858)     (4,407)    (21,265)     (1,560)    (22,825)
    FAS 109 adjustment (discontinued operations)        414       1,142      1,556     (28,858)    (27,302)        ---     (27,302)
                                                  ----------  ---------------------  ----------------------  ----------------------
    Restatement                                   $   8,716   $ 168,925  $ 177,641   $  (7,723) $  169,918   $   9,916  $  179,834
                                                  ==========  =====================  ======================  ======================



                                                                                                                             TABLE E
                                                    TELEPHONE AND DATA SYSTEMS, INC.
                                                         FINANCIAL HIGHLIGHTS
                                       Restated 1998-1993 for FAS 109 and Roaming Reclassification
                                       (Unaudited, dollars in thousands, except per share amounts)

                                                                 1998        1997        1996        1995        1994        1993
                                                            ------------------------------------------------------------------------
Operating Revenues
     U.S. Cellular                                           $1,315,535   $ 993,124  $  779,676   $ 552,795   $ 375,472   $ 243,293
     TDS Telecom                                                488,104     437,624     395,059     354,841     306,341     268,122
                                                            ------------------------------------------------------------------------
                                                              1,803,639   1,430,748   1,174,735     907,636     681,813     511,415
                                                            ------------------------------------------------------------------------
Operating Expenses Before Depreciation and Amortization
     U.S. Cellular                                              932,681     731,202     583,471     420,582     292,633     206,922
     TDS Telecom                                                282,290     239,460     204,064     179,246     145,857     129,450
                                                            ------------------------------------------------------------------------
                                                              1,214,971     970,662     787,535     599,828     438,490     336,372
                                                            ------------------------------------------------------------------------
Operating Cash Flow (Operating Income Plus Depreciation and Amortization)
     U.S. Cellular                                              382,854     261,922     196,205     132,213      82,839      36,371
     TDS Telecom                                                205,814     198,164     190,995     175,595     160,484     138,672
                                                            ------------------------------------------------------------------------
                                                                588,668     460,086     387,200     307,808     243,323     175,043
                                                            ------------------------------------------------------------------------
Depreciation and Amortization
     U.S. Cellular                                              206,779     132,379     108,839      89,458      65,454      45,027
     TDS Telecom                                                111,402      98,021      88,346      77,355      68,878      59,562
                                                            ------------------------------------------------------------------------
                                                                318,181     230,400     197,185     166,813     134,332     104,589
                                                            ------------------------------------------------------------------------
Operating Income from Ongoing Operations
     U.S. Cellular                                              176,075     129,543      87,366      42,755      17,385      (8,656)
     TDS Telecom                                                 94,412     100,143     102,649      98,240      91,606      79,110
                                                            ------------------------------------------------------------------------
                                                                270,487     229,686     190,015     140,995     108,991      70,454
                                                            ------------------------------------------------------------------------

American Paging Operating (Loss)                                (11,406)    (35,307)    (36,626)     (8,997)       (169)       (721)
                                                            ------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
Total Operating Income                                          259,081     194,379     153,389     131,998     108,822      69,733
                                                            ------------------------------------------------------------------------

Investment and Other Income
     Interest and Dividend Income                                10,070      11,526      14,418      12,975      10,610       8,082
     Investment Income, Net                                      29,379      76,811      53,881      39,228      26,821      16,358
     Gain (Loss) on Cellular and Other Investments              262,698      41,438     136,152      86,625       7,457       4,970
     Other (Expense), Net                                       (35,435)     (8,749)        911      (3,311)     (1,284)       (809)
                                                            ------------------------------------------------------------------------
                                                                266,712     121,026     205,362     135,517      43,604      28,601
                                                            ------------------------------------------------------------------------
Income Before Interest and Income Taxes                         525,793     315,405     358,751     267,515     152,426      98,334
     Interest Expense                                           108,371      92,010      65,343      62,850      41,251      37,466
     Minority Interest in Income of Subsidiary Trust             23,504       1,523         ---         ---         ---         ---
                                                            ------------------------------------------------------------------------
Income From Continuing Operations Before Income Taxes           393,918     221,872     293,408     204,665     111,175      60,868
     Income Tax Expense                                         161,235      95,819     131,116      86,796      41,808      20,674
                                                            ------------------------------------------------------------------------
Income From Continuing Operations Before Minority Interest      232,683     126,053     162,292     117,869      69,367      40,194
     Minority Share of (Income)                                 (47,461)    (34,722)    (31,260)    (25,896)     (9,111)       (475)
                                                            ------------------------------------------------------------------------
Income From Continuing Operations                               185,222      91,331     131,032      91,973      60,256      39,719
Discontinued Operations                                        (106,965)    (92,320)     (8,515)      5,495        (525)        ---
                                                            ------------------------------------------------------------------------
Income Before Cumulative Effect of Accounting Change             78,257        (989)    122,517      97,468      59,731      39,719
Cumulative effect of accounting change                              ---         ---         ---         ---        (723)        ---
                                                            ------------------------------------------------------------------------
Net Income                                                       78,257        (989)    122,517      97,468      59,008      39,719
     Preferred Dividend Requirement                              (1,651)     (1,892)     (1,957)     (2,509)     (2,459)     (2,386)
                                                            ------------------------------------------------------------------------
Net Income Available to Common                               $   76,606   $  (2,881) $  120,560   $  94,959    $ 56,549    $ 37,333
                                                            ========================================================================
Basic Average Common Shares Outstanding (000s)                   60,982      60,211      60,464      57,456      53,295      46,995
Basic Earnings Per Share
     Continuing Operations                                       $ 3.01      $ 1.49      $ 2.13      $ 1.56      $ 1.08      $ 0.79
     Loss from operations of Aerial                               (1.75)      (1.54)      (0.14)       0.09       (0.01)        ---
     Cumulative effect of accounting change                         ---         ---         ---         ---       (0.01)        ---
                                                            ------------------------------------------------------------------------
                                                                 $ 1.26      $(0.05)     $ 1.99      $ 1.65      $ 1.06      $ 0.79
                                                            ========================================================================
Diluted Average Common Shares Outstanding (000s)                 61,937      60,837      61,201      58,681      54,468      47,315
Diluted Earnings Per Share
     Continuing Operations                                       $ 2.99      $ 1.48      $ 2.12      $ 1.54      $ 1.07      $ 0.79
     Loss from operations of Aerial                               (1.73)      (1.52)      (0.14)       0.09       (0.01)        ---
     Cumulative effect of accounting change                         ---         ---         ---         ---       (0.01)        ---
                                                            ------------------------------------------------------------------------
                                                                 $ 1.26      $(0.04)     $ 1.98      $ 1.63      $ 1.05      $ 0.79
                                                            ========================================================================
Diluted EPS Continuing Operations--Excluding Gains (Losses)      $ 0.97      $ 1.24      $ 1.17      $ 0.92      $ 0.97      $ 0.75
Diluted EPS Continuing Operations--Gains (Losses)                $ 2.02      $ 0.24      $ 0.95      $ 0.62      $ 0.10      $ 0.04

N/M - Percentage change not meaningful.


                                                                                                            TABLE F
                                        TELEPHONE AND DATA SYSTEMS, INC.
                                  SUMMARY OF RECLASSIFICATIONS AND RESTATEMENTS
                          Restated 1998-1993 for FAS 109 and Roaming Reclassification
                          (Unaudited, dollars in thousands, except per share amounts)


                                               1998        1997        1996        1995        1994        1993
                                           ------------------------------------------------------------------------
Roaming Reclassification
Operating Revenues - US Cellular
     Previously Stated                      $1,162,467   $ 876,965   $ 680,068   $ 480,316   $ 327,630   $ 210,344
     Roaming Revenue                           153,068     116,159      99,608      72,479      47,842      32,949
                                           ------------------------------------------------------------------------
     Restatement                            $1,315,535   $ 993,124   $ 779,676   $ 552,795   $ 375,472   $ 243,293
                                           ========================================================================

Operating Expenses Before Depreciation
  & Amortization - US Cellular
     Previously Stated                         779,613     615,043     483,863     348,103     244,791     173,973
     Roaming Revenue                           153,068     116,159      99,608      72,479      47,842      32,949
                                           ------------------------------------------------------------------------
     Reclassification                        $ 932,681   $ 731,202   $ 583,471   $ 420,582   $ 292,633   $ 206,922
                                           ========================================================================

Operating Cash Flow (Operating Income
  Plus Depreciation and Amortization)
     Previously Stated                       $ 382,854   $ 261,922   $ 196,205   $ 132,213   $  82,839   $  36,371
     Roaming Revenue                               ---         ---         ---         ---         ---         ---
                                           ------------------------------------------------------------------------
     Reclassification                        $ 382,854   $ 261,922   $ 196,205   $ 132,213   $  82,839   $  36,371
                                           ========================================================================



                                                                                                                  TABLE G

                                                 TELEPHONE AND DATA SYSTEMS, INC.
                                          SUMMARY OF RECLASSIFICATIONS AND RESTATEMENTS
                                   Restated 1998-1993 for FAS 109 and Roaming Reclassification
                                   (Unaudited, dollars in thousands, except per share amounts)


                                                      1998        1997        1996        1995        1994        1993
                                                  ------------------------------------------------------------------------
Restatements

Income From Continuing Operations Before Income Taxes
     Previously Stated                              $ 346,457   $ 187,150   $ 262,148   $ 178,769   $ 102,064   $  60,393
     Reclass of Minority Share of Income to a
        separate line below Income from Continuing
        Operations Before Minority Interest            47,461      34,722      31,260      25,896       9,111         475
                                                  ------------------------------------------------------------------------
     Restatement                                    $ 393,918   $ 221,872   $ 293,408   $ 204,665   $ 111,175   $  60,868
                                                  ========================================================================

Income Tax Expense
     Previously Stated                              $ 145,058   $  87,405   $ 123,544   $  80,286   $  40,995   $  26,497
     FAS 109 adjustment                                16,177       8,414       7,572       6,510         813      (5,823)
                                                  ------------------------------------------------------------------------
     Restatement                                    $ 161,235   $  95,819   $ 131,116   $  86,796   $  41,808   $  20,674
                                                  ========================================================================


Income From Continuing Operations Before Minority Interest
     Previously Stated                              $ 201,399   $  99,745   $ 138,604   $  98,483   $  61,069   $  33,896
     Reclass of Minority Share of Income to a
        separate line below Income from Continuing
        Operations Before Minority Interest            47,461      34,722      31,260      25,896       9,111         475
     FAS 109 adjustment                               (16,177)     (8,414)     (7,572)     (6,510)       (813)      5,823
                                                  ------------------------------------------------------------------------
     Restatement                                    $ 232,683   $ 126,053   $ 162,292   $ 117,869   $  69,367   $  40,194
                                                  ========================================================================

Minority Share of (Income)
     Previously Stated                              $     ---   $     ---   $     ---   $     ---   $     ---   $     ---
     Reclass of Minority Share of Income to a
        separate line below Income from Continuing
        Operations Before Minority Interest           (47,461)    (34,722)    (31,260)    (25,896)     (9,111)       (475)
                                                  ------------------------------------------------------------------------
     Restatement                                    $ (47,461)  $ (34,722)  $ (31,260)  $ (25,896)  $  (9,111)  $    (475)
                                                  ========================================================================

Income From Continuing Operations
     Previously Stated                              $ 201,399   $  99,745   $ 138,604   $  98,483   $  61,069   $  33,896
     FAS 109 adjustment                               (16,177)     (8,414)     (7,572)     (6,510)       (813)      5,823
                                                  ------------------------------------------------------------------------
     Restatement                                    $ 185,222   $  91,331   $ 131,032   $  91,973   $  60,256   $  39,719
                                                  ========================================================================

Discontinued Operations
     Previously Stated                              $(136,991)  $(109,294)  $ (10,465)  $   5,495   $    (525)  $     ---
     FAS 109 adjustment                                30,026      16,974       1,950         ---         ---         ---
                                                  ------------------------------------------------------------------------
     Restatement                                    $(106,965)  $ (92,320)  $  (8,515)  $   5,495   $    (525)  $     ---
                                                  ========================================================================

Net Income
     Previously Stated                              $  64,408   $  (9,549)  $ 128,139   $ 103,978   $  59,821   $  33,896
     FAS 109 adjustment (continuing operations)       (16,177)     (8,414)     (7,572)     (6,510)       (813)      5,823
     FAS 109 adjustment (discontinued operations)      30,026      16,974       1,950         ---         ---         ---
                                                  ------------------------------------------------------------------------
     Restatement                                    $  78,257   $    (989)  $ 122,517   $  97,468   $  59,008   $  39,719
                                                  ========================================================================
